Exhibit 10.1

CONTACT

Bonaventure Yue, Chief Financial Officer

011-852-2858-9860 or bonyue@fsanthracite.com

FOR IMMEDIATE RELEASE

FEISHANG ANTHRACITE RESOURCES FILES FORM 15F TO TERMINATE

DUTY TO FILE EXCHANGE ACT REPORTS

HONG KONG, JANUARY 26, 2015 – FEISHANG ANTHRACITE RESOURCES LIMITED (HK: 1738), a company based in the People’s Republic of China, today announced that it has filed Form 15F with the United States Securities and Exchange Commission (the “Commission”). The Form 15F discloses the company’s intent to terminate its duty to file reports under the Securities Exchange Act of 1934 (the “Exchange Act”). The duty to file reports was immediately suspended upon filing of the Form 15F; and, unless the Commission objects, the company’s duty to file reports under the Exchange Act will terminate 90 days thereafter (or such shorter period as the Commission may be determine).

The company’s ordinary shares are traded on The Main Board of The Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange”) under the stock code of 1738; and it files reports containing audited financial statements and other information with the Hong Kong Stock Exchange.